Other Liabilities, Provisions, Contingencies and Commitments - Other Non-current Financial Liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2025 USD ($)	[1]	Dec. 31, 2025 MXN ($)	Dec. 31, 2024 MXN ($)
Other Liabilities, Provisions, Contingencies and Commitments [Abstract]
Derivative financial instruments			$ 6,651	$ 4,625
Security deposits			2,331	2,134
Total	$ 499		$ 8,982	$ 6,759

[1]	Convenience translation to U.S. dollars ($) – See Note 2.2.4